SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 20, 2016, the Board of Directors voted to adopt the Compensation Committee’s recommendation to extend the terms of employment contracts with Messrs. Peck, Woolfolk and Duvall, each for an additional year to a term of three years. No changes were made to the current base compensation for Messrs. Peck, Woolfolk and Duvall.

On July 20, 2016, Mr. Bailey “Chip” Knight, Chief Credit Officer, received an increase in annual base compensation from $178,000 to $191,000, effective July 16, 2016,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: July 21, 2016	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer